PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.


                                                                  EXHIBIT 10.33

            AMENDED AND RESTATED STOCK PLEDGE AND SECURITY AGREEMENT

      THIS AMENDED AND RESTATED STOCK PLEDGE AND SECURITY AGREEMENT (the "Agreement") is made as of April 23, 2004, by Raul M. Claure and David H. Peterson (collectively, the "Pledgor"), in favor of MOTOROLA, INC., a Delaware corporation, in its capacity as agent for itself and the other Motorola Parties (in such capacity, the "Secured Party").

                             Preliminary Statements

      (a) The Pledgor entered into a stock pledge and security agreement dated June 18, 2001 (the "Original Pledge Agreement"), in favor of Motorola, Inc.

      (b) The Original Pledge Agreement was amended by (i) an Omnibus Amendment made as of May 24, 2002, by and among the Pledgor, Motorola, Inc. and the other parties thereto and (ii) an Amendment and Consent to Falcon Transactions made as of December 30, 2003, by and among the Pledgor, Motorola, Inc. and the other parties thereto.

      (c) The Pledgor and the Secured Party desire to further amend the Original Pledge Agreement and to restate it in its entirety as so further amended.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend and restate the Original Pledge Agreement in its entirety as follows:

      1. Definitions. All capitalized terms used but not defined in this Agreement have the meanings given in the Amended and Restated Payment Terms Agreement, dated as of April 23, 2004, by and among Motorola, Inc. (in its capacity as agent for itself and the other Motorola Parties), Brightstar Corp. and the other persons and entities that are parties thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Payment Terms Agreement").

      "Collateral" shall mean collectively (i) the Pledged Stock (as defined herein) together with any other securities which the Pledgor is required to deliver to the Secured Party hereunder and (ii) the Proceeds (as hereinafter defined) of the foregoing.

      "Pledged Stock" shall have the meaning given to such term in Section 5(b) hereof.

      "Proceeds" shall mean whatever is received when any of the Pledged Stock is sold, exchanged, collected or otherwise disposed of, including cash, payment of money, chattel paper, security agreements and other documents.

      2. Amendment and Restatement; Guaranties and Liens Unimpaired. This Agreement amends, restates and replaces the Original Pledge Agreement in its entirety. It is the intention and understanding of the parties that (a) this Agreement shall continue the obligations under the Original Pledge Agreement (and any Brightstar Obligations represented, guarantied or secured thereby) and shall not act as a novation of the Original Pledge Agreement (or any Brightstar Obligations represented, guarantied or secured thereby), (b) all guaranties and all

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security interests, pledges and other liens guarantying or securing the Original
Pledge Agreement (or any Brightstar Obligations represented, guarantied or secured thereby) shall remain in full force and effect and shall guarantee and secure this Agreement (and all Brightstar Obligations represented, guarantied or secured thereby), and (c) the priority of all guaranties and all security interests, pledges and other liens guarantying or securing any obligations under the Original Pledge Agreement (or any Brightstar Obligations represented, guarantied or secured thereby) shall not be impaired by the execution, delivery or performance of this Agreement.

      3. Creation of Security Interest. To secure the prompt payment and performance of the Brightstar Obligations, the Pledgor hereby grants, bargains, hypothecates, assigns, transfers, sets over to the Secured Party, a first priority security interest in and to the Collateral. Until termination of the security interest as provided hereinafter, the pledge, assignment, transfer, setting over, conveyance and delivery of, and security interest in, all the Collateral hereby shall continue in full force and effect.

      4. Joint and Several Nature. The obligations, representations and warranties of the Pledgor hereunder are the joint and several obligations, representations and warranties of each of Raul M. Claure and David H. Peterson.

      5. Representations and Warranties. The Pledgor represents and warrants to the Secured Party, as follows:

            (a) Collateral.

                  (i) The Pledgor has all right, title and interest in and to the Collateral, and that the Pledgor shall warrant and defend the Secured Party's security interest against the claims of all persons whomsoever.

                  (ii) Except as granted herein, the Collateral is not subject to any agreement, trust, pledge, charge, option, restriction, claim, demand, security interest, lien or encumbrance or any kind or nature and the Pledgor has not disposed of any interest in the Collateral.

                  (iii) The Pledgor has full right, power and lawful authority to transfer, convey, assign and pledge the Collateral to the Secured Party.

                  (iv) This Agreement creates and constitutes and will at all times constitute a valid, direct and paramount security interest in the Collateral.

                  (v) The Pledgor has complied with all foreign, federal and state laws and regulations applicable to the pledge of the Collateral, and no consents are required to make the pledge effective.

            (b) The Pledged Stock. The Pledgor owns all of the ownership, voting and all other rights in 20,869,213 shares of the capital stock of Brightstar Corp., a Delaware corporation ("Brightstar"). All of the foregoing right, title and interest of the Pledgor, and all shares resulting from the exercise of any options, warrants or other contractual rights to acquire additional shares in Brightstar and all distributions on all of the foregoing, whether in kind, in the form of

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additional shares of stock of Brightstar or in cash, is subject to the pledge being granted herein, and all of the foregoing is referred to as the "Pledged Stock". To the extent any of the foregoing may also be considered Proceeds, the characterization shall be such as better protects the security interest of the Secured Party, it being the intent of the parties hereto that the characterization of the interests being granted herein should not adversely effect the Secured Party.

            (c) Further Representations and Warranties. The execution, delivery and performance of this Agreement will not (A) violate any provisions of (i) law; (ii) any order of any court or other agency of government applicable to the Pledgor or its property; or (iii) any agreement to which the Pledgor is a party or by which the Pledgor or any of its properties is bound, or (B) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Collateral.

      6. Affirmative Covenants of the Pledgor. The Pledgor covenants and agrees with the Secured Party that the Pledgor will:

            (a) Deliver Collateral. (i) Deliver to the Secured Party simultaneously with the execution of this Agreement and shall continuously at all times maintain with the Secured Party during the term hereof, the Pledged Stock, including original stock certificates evidencing the Pledged Stock; and
(ii) at all times will execute and deliver such instruments as the Secured Party may request, including but not limited to stock powers endorsed in blank, in order to assign to the Secured Party and confirm unto the Secured Party the pledge of all rights of the Pledgor arising from the ownership of the Pledged Stock. At the time of execution hereof, the number of shares of Brightstar issued and outstanding and the record and beneficial ownership thereof is listed on Schedule 6(a) hereof. Delivery and custody of the Pledged Stock will be in the manner selected by the Secured Party and shall be held by such persons as the Secured Party, in its discretion, may designate.

            (b) Transfer Legends. (i) Cause the issuer of the Pledged Stock (a) to maintain appropriate stop transfer legends in its corporate stock record books prohibiting any attempted transfer thereof by the Pledgor; and (ii) to place on each of the stock certificates evidencing the Pledged Stock a legend in form acceptable to the Secured Party to the general effect of serving to notify any third party of the security interest of the Secured Party in the Pledged Stock evidenced by the particular stock certificate.

            (c) Other Provisions. Comply with each and every other provision of this Agreement and promptly do or refrain from doing such acts as the Secured Party may reasonably request to effectuate the provisions and purposes of this Agreement.

            (d) Representations and Warranties. Perform such other actions as may be necessary to ensure that all representations and warranties made hereunder shall be true and correct during the term hereof.

      7. Negative Covenant of the Pledgor. The Pledgor covenants and agrees with the Secured Party that it will not contract, create, assume, incur or suffer to be created, assumed or

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incurred or to exist any mortgage, lien, security interest, charge or encumbrance of any kind, upon, or pledge of, any of the Collateral other than that in favor of the Secured Party, or attempt to sell, transfer or convey any interest in the Collateral, and will pay or cause to be paid prior to delinquency all taxes, fees, assessments or other charges now or hereafter imposed upon the Collateral.

      8. No Additional Stock Issued. The Pledgor covenants and agrees with the Secured Party that it will not permit the issuance of any additional shares of capital stock of Brightstar, except for (a) shares of Convertible Preferred Stock (as defined in that certain Certificate of Designation of the Powers, Preferences and Relative, Participating Optional and Other Special Rights of 8.0% Senior Cumulative Convertible Preferred Stock, Series A, and Qualifications, Limitations and Restrictions Thereof as in effect on December 30, 2003 (the "Certificate of Designation"), (b) the Conversion Shares (as defined in the Certificate of Designation), and (c) options granted to employees other than the Pledgor which shall not exceed 10% of Brightstar's outstanding capital stock and voting rights, without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld.

      9. Rights and Remedies of the Secured Party. Upon the occurrence of any Default or Event of Default, then and in addition to all other rights and remedies set forth herein:

            (a) The Secured Party shall have the right from time to time, in any commercially reasonable manner, to sell, resell, assign, transfer and deliver all or any part of, or otherwise realize the value of any of the property in which the Secured Party has a security interest hereunder, at any brokers' board or exchange, or at public or private sale or otherwise, at the option of the Secured Party, for cash or on credit for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem proper, and in connection therewith may grant options and may impose reasonable conditions, all without (except as shall be required by any applicable statute which cannot be waived) advertisement or demand upon or notice to the Pledgor or right of redemption of the Pledgor, all of which are hereby expressly waived, except where any such rights cannot be waived under any applicable law;

            (b) Upon any public sale, the Secured Party may, unless prohibited by any applicable statute which cannot be waived, purchase all or any part of any such property being sold, free from and discharged of all trust, claims, rights of redemption and equities of the Pledgor, which are hereby waived and released, unless preserved by any applicable statute which cannot be waived;

            (c) The Secured Party shall have the right to receive, endorse, assign or deliver in its own name or the name of the Pledgor any and all checks, drafts and other instruments for the payment of money relating to the Collateral and the Pledgor hereby waives notice of presentment, protest and nonpayment of any instruments so endorsed. In furtherance of the foregoing, the Pledgor hereby irrevocably appoints the Secured Party, or any of its officers or designees, as the Pledgor's true and lawful agent and attorney-in-fact, with power of substitution, (i) to sign the name of the Pledgor to any Collateral pledged hereunder, including, but not limited to, transferring such Collateral in the name of the Secured Party or its assigns; (ii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of

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competent jurisdiction to collect or otherwise realize on all or any of the
Collateral or to enforce any rights in respect thereof; (iii) to settle, compromise, compound, adjust or, defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral; (iv) to execute such other and further grants, mortgages, pledges and assignments of the Collateral as the Secured Party may reasonably require for the purpose of protecting or maintaining the security interest granted to the Secured Party; (v) to vote the Collateral, or any of it, in such manner and for such purposes as the Secured Party may, in its sole and absolute discretion, desire, including, but not limited to, voting to remove any or all of the then existing directors, officers or partners of the issuer of the Pledged Stock or any subsidiary thereof and selling the Collateral on such terms as the Secured Party shall desire; provided, however, unless and until an Event of Default has occurred and has continued beyond the expiration of any applicable cure period, that the foregoing shall not prohibit the Pledgor from voting or collecting dividends with respect to the Collateral if not prohibited under any agreement with the Secured Party; and (vi) generally to perform all other acts the Secured Party in its sole discretion deems necessary or proper to carry out the intention of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes, and the Pledgor hereby ratifies and confirms all that the Secured Party, as such agent or attorney-in-fact, or its substitutes, shall do by virtue of this appointment and grant of power. The Pledgor agrees that the Secured Party may notify the issuer of the Pledged Stock that the Collateral has been assigned to the Secured Party or of the Secured Party's security interest therein, and that the Pledgor shall deal with the Secured Party directly. The Secured Party shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof, including, in particular, the negligence of the Secured Party, unless the same shall happen through gross negligence or willful misconduct of the Secured Party. The Secured Party shall not, under any circumstances or any event whatsoever, unless the same shall happen through gross negligence or willful misconduct of the Secured Party, have any liability for any error or omission or delivery of any kind made in the settlement, collection or payment of any of the Collateral or of any instrument received in payment therefor or for any damage resulting therefrom. The foregoing limitation of liability shall apply regardless of whether such loss shall be caused by the negligence of the Secured Party. The costs of collection, notification and enforcement, including, but not limited to, counsel fees and out-of-pocket expenses, shall be borne solely by the Pledgor, whether the same are incurred by the Secured Party or the Pledgor;

            (d) The Pledgor will, upon the receipt by it of any payments, revenue, income, profits or other sums in which, or resulting from any Collateral in which a security interest is granted by this Agreement or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party in precisely the form received, and will forthwith, without any notice or demand whatsoever (all notices, demands or other actions on the part of the Secured Party being hereby expressly waived), endorse, transfer and deliver any such sums or instruments, or both, to the Secured Party for prompt application to the payment of the Brightstar Obligations in a manner satisfactory to the Secured Party; and

            (e) The Secured Party shall have the right to require the Pledgor to notify the issuers of securities pledged hereunder or the paying agents therefor to make payments owed

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thereunder directly to the Secured Party, and to collect any or all accounts or proceeds, or to sell, transfer, compromise, discharge, extend or sue for the whole or any part of such accounts.

            (f) The Secured Party will exercise its remedies under this Section 6 in accordance with the applicable provisions of Chapter 679 of the Florida Statutes.

      10. Notification of Disposition. If any notification of intended disposition of any property described herein or of any other intended action of the Secured Party is required by any applicable law, such notification shall be deemed reasonably and properly given if mailed to the Pledgor at the address set forth herein at least ten (10) Business Days before such disposition or other intended action.

      11. Remedies Cumulative. All options, powers and rights granted to the Secured Party hereunder, or under any guarantee or other document or writings delivered to the Secured Party by the Pledgor, shall be cumulative and shall be in addition to any other options, powers or rights which the Secured Party may now or hereafter have as a secured party under the Florida Uniform Commercial Code or under any other applicable law or otherwise.

      12. Expenses, Etc. The Pledgor will reimburse the Secured Party for all reasonable expenses (including reasonable expenses for legal services of every kind) of, or incidental to the enforcement of any of the provisions of, this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect of the Collateral, by litigation or otherwise, including, but not limited to, reasonable fees and expenses of counsel for the Secured Party. All such expenses shall be secured by this Agreement.

      13. Delay. No delay on the part of the Secured Party in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

      14. Application of Proceeds. All proceeds received from the sale or other disposition of the Collateral shall be applied by the Secured Party as follows:

            (a) First: to the payment of all costs and expenses incurred by the Secured Party in connection with any such sale or collection of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of counsel for the Secured Party in connection therewith, and the payment of all costs and expenses paid or incurred by the Secured Party in connection with this Agreement, or the exercise of any right or remedy hereunder or thereunder, to the extent that such advances, costs and expenses shall not have been paid to the Secured Party upon its demand therefor;

            (b) Second: to the payment of all other Brightstar Obligations;

            (c) Lastly: the balance, if any, of such proceeds remaining after payment in full of the Brightstar Obligations and all other amounts owed to the Secured Party or any of the Motorola Parties, shall be paid to the Pledgor or as directed by a court of competent jurisdiction.

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      15. Obligation to Sell. The Secured Party shall have no obligation to sell or otherwise realize upon any of the Collateral as authorized herein, and shall not be responsible for any failure to do so or for any delay in so doing.

      16. Secured Party's Duty of Care. The Secured Party's duty with respect to the Collateral shall be solely to use reasonable care in the physical custody and physical preservation of such Collateral in its possession and the Secured Party shall not be obligated to take any steps necessary to preserve any rights in any of such property against third parties and the Pledgor agrees to take such steps. The Secured Party shall have no responsibility for ascertaining, nor for informing the Pledgor with respect to, nor be required to take any action concerning, any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the property of the Pledgor (whether or not the Secured Party has, or is deemed to have, knowledge of any of the aforesaid), provided that the Secured Party shall endeavor to take such action as may be requested or authorized by the Pledgor if the Secured Party determines, in its sole discretion, that such action will not in any way adversely affect the value of the Collateral or the ability of the Secured Party to realize upon the value of such Collateral. The Secured Party shall not be bound to take any steps necessary to preserve any rights in any of the property of the Pledgor against prior parties who may be liable in connection therewith.

      17. Further Assurances. The Pledgor agrees to do or refrain from doing any and all such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may, in its sole and absolute discretion, at any time request in connection with the administration and enforcement of this Agreement, or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Party its respective rights and remedies hereunder.

      18. Rights and Remedies of the Pledgor. Subject to the terms hereof, the Pledgor shall also have all the rights and remedies of a debtor both before and after the occurrence of any Event of Default described herein provided in the Uniform Commercial Code in force in the State of Florida at the date of execution of this Agreement.

      19. Bankruptcy Provisions. The provisions of the section entitled "Bankruptcy" in the Brightstar Security Agreement are hereby incorporated by reference, and the Pledgor agrees that all references in those provisions regarding the "Agreement" (either directly or as a part of the Brightstar Documents) shall also be deemed to be a reference to this Agreement.

      20. Miscellaneous

            (a) Amendment. Neither this Agreement nor any provision hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought.

            (b) Notices. Any notice, demand or other communication required to or permitted to be given or made hereunder in writing, shall be deemed given or made when (a) delivered in person; (b) five (5) days after such communication is posted in the mails; or (c) one

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(1) day after such communication is sent by a nationally recognized overnight courier service. Such communications shall be addressed as follows:

             If to the Secured Party:       Motorola, Inc.
                                            789 International Parkway
                                            Sunrise, Florida 33325
                                            Attn: PCS Latin America Director of
                                            Finance

             With a copy to:                Shook, Hardy & Bacon L.L.P.
                                            Miami Center, Suite 2400
                                            201 South Biscayne Boulevard
                                            Miami, Florida 33131-4332
                                            Attn: John M. Barkett, Esq.

             If to the Pledgor to:          Raul M. Claure and David H. Peterson
                                            c/o Brightstar Corp.
                                            2010 N.W. 84th Avenue
                                            Miami, Florida 33122

             With a copy to:                Kirkpatrick & Lockhart LLP
                                            Miami Center, 20th Floor
                                            201 South Biscayne Boulevard
                                            Miami, Florida 33131
                                            Attn: Clayton E. Parker, Esq.

      or at such other address as the party addressed may from time to time designate in writing.

            (c) Governing Law. This Agreement shall be construed in accordance with, and be governed by the laws of the State of Florida, without regard to laws regarding conflict of laws.

            (d) Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

            (e) Survival of Representations. All covenants, agreements, representations and warranties made herein or in any certificate delivered pursuant hereto shall survive the execution and delivery to the Secured Party of this Agreement and shall continue in full force and effect so long as any indebtedness or Obligation by the Pledgor to the Secured Party is outstanding or unpaid.

            (f) Severability. Each section, subsection, and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, or otherwise not binding on any party hereto, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

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            (g) Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the structural interpretation of this Agreement.

            (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement.

      21. WAIVER OF JURY TRIAL. THE PLEDGOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN ANY OF THE BRIGHTSTAR PARTIES, ON ONE HAND, AND ANY MOTOROLA PARTY ON THE OTHER HAND, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EACH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGOR AND THE SECURED PARTY ENTERING INTO THIS AGREEMENT. THE PROVISIONS OF THIS ARTICLE HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE PLEDGOR NOR THE SECURED PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS ARTICLE WILL NOT BE ENFORCED IN ALL INSTANCES. NEITHER THE PLEDGOR NOR THE SECURED PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

      22. Waiver of Plea of Jurisdiction or Venue. Because the Pledgor and the Secured Party each have a significant interest in consistent interpretation of this Agreement, the Pledgor designates Miami, Florida as the sole forum for resolution of any dispute arising hereunder. The Pledgor hereby specifically authorizes any action brought upon the enforcement of this Agreement by the Secured Party to be instituted and prosecuted in either the Circuit Court of Miami-Dade County, Florida, or in the United States District Court for the Southern District of Florida, at the election of the Secured Party. The Pledgor further agrees that a final judgment in any action or proceeding will be conclusive and may be enforced against it in any other jurisdiction or in any other manner provided by law.

                            [Signature pages follow]

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      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

/s/ Raul M. Claure                        /s/ David H. Peterson
------------------                        ----------------------
Raul M. Claure                            David H. Peterson

Accepted:

Motorola, Inc.

By: /s/ Dennis J. Strand
    ---------------------
Name: Dennis J. Strand
Title: CFO - PCS

      The undersigned, Patricia Claure and Denyse Peterson are the spouses of Raul M. Claure and David H. Peterson, respectively. The undersigned hereby acknowledges that they have no interest in or title to the Collateral, as defined above, and in particular, they waive any right each or they may have to the Collateral, however and whenever arising, including but not limited to under any homestead, tenancy, joint property right or otherwise. The undersigned acknowledges that Motorola is relying to its detriment upon this representation and agreement of the undersigned.

/s/ Patricia Claure                       /s/ Denyse Peterson
-------------------                       ----------------------
Patricia Claure                           Denyse Peterson

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      The foregoing instrument was acknowledged before me this 23 day of April,
2004, by RAUL M. CLAURE in his individual capacity and who is personally known to me or has produced ____________________ as identification.


       [CLAYTON E. PARKER SEAL]         /s/ CLAYTON PARKER
      MY COMMISSION # DD 240413         ---------------------------
      EXPIRES: December 10, 2007        NOTARY PUBLIC
Bonded Thru Notary Public Underwriters  NAME OF NOTARY PRINTED: CLAYTON PARKER

My commission expires:
                                                                   (NOTARY SEAL)

      The foregoing instrument was acknowledged before me this ____ day of April, 2004, by DAVID H. PETERSON in his individual capacity and who is personally known to me or has produced ______________ as identification.

                                        _______________________________
                                        NOTARY PUBLIC
                                        NAME OF NOTARY PRINTED:________

My commission expires:                                             (NOTARY SEAL)

      The foregoing instrument was acknowledged before me this____day of April, 2004, by PATRICIA CLAURE in her individual capacity and who is personally known to me or has produced ______________as identification.

                                         _____________________________
                                         NOTARY PUBLIC
                                         NAME OF NOTARY PRINTED:

My commission expires:                                             (NOTARY SEAL)

      The foregoing instrument was acknowledged before me this _____ day of April, 2004, by DENYSE PETERSON in her individual capacity and who is personally known to me or has produced ______________ as identification.

                                         __________________________
                                         NOTARY PUBLIC
                                         NAME OF NOTARY PRINTED:________

My commission expires:                                             (NOTARY SEAL)

      Amended and Restated Stock Pledge Agreement (Claure/Peterson) - Page 11

                 [***] Denotes Confidential Treatment Requested


      The foregoing instrument was acknowledged before me this 27th day of April, 2004, by RAUL M. CLAURE in his individual capacity and who is personally known to me or has produced State ID as identification.


                              /s/ Jamie L Condon
                              ---------------------------
                              NOTARY PUBLIC
                              NAME OF NOTARY PRINTED: Jamie L Condon

My commission expires:           [OFFICIAL SEAL]            (NOTARY SEAL)

           July 2 2004


      The foregoing instrument was acknowledged before me this 27th day of April, 2004, by DAVID H. PETERSON in his individual capacity and who is personally known to me or has produced State ID as identification.

                              /s/ Jamie L Condon
                              -------------------------------
                              NOTARY PUBLIC
                              NAME OF NOTARY PRINTED: Jamie L Condon

My commission expires:           [OFFICIAL SEAL]            (NOTARY SEAL)

           July 2 2004

      The foregoing instrument was acknowledged before me this____day of April, 2004, by PATRICIA CLAURE in her individual capacity and who is personally known to me or has produced ______________as identification.

                              _____________________
                              NOTARY PUBLIC
                              NAME OF NOTARY PRINTED:__________________

My commission expires:                                     (NOTARY SEAL)

      The foregoing instrument was acknowledged before me this 27th day of April, 2004, by DENYSE PETERSON in her individual capacity and who is personally known to me or has produced State ID as identification.

                              /s/ Jamie L Condon
                              --------------------------
                              NOTARY PUBLIC
                              NAME OF NOTARY PRINTED: Jamie L Condon

My commission expires:           [OFFICIAL SEAL]            (NOTARY SEAL)

           July 2 2004

     Amended and Restated Stock Pledge Agreement (Claure/Peterson) - Page 11

                 [***] Denotes Confidential Treatment Requested


      The foregoing instrument was acknowledged before me this ___ day of April, 2004, by RAUL M. CLAURE in his individual capacity and who is personally known to me or has produced ____________ as identification.

                              _____________________________________
                              NOTARY PUBLIC
                              NAME OF NOTARY PRINTED:______________


My commission expires:                                             (NOTARY SEAL)

      The foregoing instrument was acknowledged before me this_____day of April, 2004, by DAVID H. PETERSON in his individual capacity and who is personally known to me or has produced ______________ as identification.

                              _______________________________
                              NOTARY PUBLIC
                              NAME OF NOTARY PRINTED:________

My commission expires:                                             (NOTARY SEAL)

      The foregoing instrument was acknowledged before me this____day of April, 2004, by PATRICIA CLAURE in her individual capacity and who is personally known to me or has produced IN PERSON as identification.

[YOLANDA YANIZ SEAL]          /s/ Yolanda Yanoz
                              --------------------------
                              NOTARY PUBLIC
                              NAME OF NOTARY PRINTED: Yolanda Yanoz

My commission expires:                           (NOTARY SEAL)

      The foregoing instrument was acknowledged before me this ____ day of April, 2004, by DENYSE PETERSON in her individual capacity and who is personally known to me or has produced __________ as identification.

                              _____________________________
                              NOTARY PUBLIC
                              NAME OF NOTARY PRINTED:Jamie L Condon

My commission expires:                                             (NOTARY SEAL)

     Amended and Restated Stock Pledge Agreement (Claure/Peterson) - Page 11

                 [***] Denotes Confidential Treatment Requested


                                  Exhibit 6(a)

                             OWNERSHIP OF ALL SHARES
                      OF BRIGHTSTAR ISSUED AND OUTSTANDING

                                 PREFERRED STOCK

                                                   SHARES OF
                                                    SERIES A
                                                   PREFERRED
NAME:                                                STOCK:
-----                                                ------
Falcon Mezzanine Partners, LP                     1,351,214.575

Prudential Capital Partners, L.P.                 1,307,909.867

Prudential Capital Partners Management               43,304.705
Fund, L.P.

[***]                                               600,000.000

Arrow Investment Partners                             7,287.449

RCG Carpathia Master Fund, Ltd.                     440,283.401

                                  COMMON STOCK

                      NUMBER OF SHARES OF
NAME                     COMMON STOCK
----                     ------------
R. Marcelo Claure        19,825,752
David Peterson            1,043,461

     Amended and Restated Stock Pledge Agreement (Claure/Peterson) - Page 12